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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 3, 2005

                            STILLWATER MINING COMPANY
             (Exact name of registrant as specified in its charter)

      Delaware                        1-13053                    81-0480654
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

1321 Discovery Drive, Billings, Montana                            59102
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code         (406) 373-8700

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 3, 2005, the Board of Directors (the "Board") of Stillwater Mining Company (the "Company") adopted a 2005 Non-Employee Directors' Deferral Plan (the "Plan"). The Plan allows any non-employee director to defer compensation for service as a director of the Company and later receive such compensation in the form of cash or shares of common stock. Additionally, such directors may defer settlement of restricted stock received from the Company.

         Distributions of deferred compensation vest immediately and may generally be received in a single lump sum or in annual installments, commencing upon (i) a fixed date selected by the participant, (ii) termination of the participant's service, (iii) a change in control of the Company or (iv) the participant's death.

         The purpose of the Plan is to provide an additional compensation feature for non-employee directors to help attract and retain them in service to the Company and to provide convenient means for directors to increase their proprietary interest in the Company.

         The Plan was adopted in conjunction with the guidelines regarding compensation of non-employee directors approved by the Board on December 23, 2004. These guidelines provide that each non-employee director shall receive annually at least $10,000 in Company common stock. Additionally each such director should own Company stock having a value of at least $100,000 by the fifth anniversary of his or her election to the Board. Current directors are asked to comply with this ownership guideline by the 2009 annual meeting of stockholders.

         The foregoing description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

See Exhibit Index below.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STILLWATER MINING COMPANY

Dated: May 9, 2005                     By:       /s/ John R. Stark
                                                 -------------------------------
                                       Name:     John R. Stark
                                       Title:    Vice President, Human
                                       Resources, Secretary and General Counsel

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                                  EXHIBIT INDEX

NUMBER    TITLE
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10.1      Stillwater Mining Company 2005 Non-Employee Directors' Deferral Plan
          effective as of May 3, 2005